Filed pursuant to Rule 497(a)(1)
File No. 333-166168
Rule 482 ad
GABELLI HEALTHCARE & WELLNESSRx TRUST
RIGHTS OFFERING EXPIRES APRIL 12, 2011
     Rye, NY — The Gabelli Healthcare & WellnessRx Trust (the “Fund”) (NYSE:GRX) rights offering to the Fund’s common shareholders will expire tomorrow, April 12, 2011. Each common shareholder received one transferable right (the “Rights”) for each common share of the Fund held on the record date (March 8, 2011). Holders of Rights who are unable or do not wish to exercise any or all of their Rights may instruct their broker to sell any unexercised Rights through the Rights Agent.
     As previously announced, the proceeds raised will be used in accordance with the Fund’s investment objective and will allow the Fund to potentially take advantage of new investment opportunities.
SUMMARY OF THE TERMS OF THE OFFER
•	Each shareholder received one transferable right (the “Rights”) for each common share held on the record date (March 8, 2011).

•	Three Rights plus $6.50 (the “Subscription Price”) is required to purchase one additional common share at the subscription price and for registered shareholders free of commission and fees.

•	The over-subscription privilege permits all record date shareholders who have fully exercised their primary subscription rights to subscribe for any additional amount of unsubscribed shares, if available, which they may receive based on a pro-rata allocation formula. In addition, under certain circumstances, the Fund may issue additional common shares to satisfy over-subscription requests by record date shareholders in excess of the common shares available for the over-subscription privilege. Rights acquired in the secondary market may not participate in the over-subscription privilege. The Board of Trustees has the right in its absolute discretion to eliminate the over-subscription privilege with respect to either or both primary over-subscription shares and secondary over-subscription shares if it considers it to be in the best interest of the Fund to do so. The Board of Trustees may make that determination at any time, without prior notice to rights holders or others, up to and including the tenth day following the expiration date.
     Holders of Rights who wish to subscribe for additional common shares should contact the information agent, Georgeson, at (866) 647-8872 or their broker for instructions with respect to exercising Rights to subscribe for additional common shares.
     Any new shares issued as a result of the rights offering will not be record date shares for the Fund’s 2011 annual meeting scheduled to be held on May 16, 2011 which has a record date of March 21, 2011.
     The Gabelli Healthcare & WellnessRx Trust is a non-diversified, closed-end management investment company with $108 million in total net assets whose primary investment objective is long-term growth of capital. The Fund is managed by Gabelli Funds, LLC, a subsidiary of GAMCO Investors, Inc. (NYSE:GBL), which is a publicly traded NYSE listed company.

Holders of Rights are advised to carefully consider the investment objective, risks, charges and expenses of the Fund before exercising their Rights. The prospectus and prospectus supplement contains this and other information about the Fund and should be read carefully by Holders of Rights before exercising their Rights. You may request a copy of the prospectus and prospectus supplement, request other information about us and make shareholder inquiries by calling (800) GABELLI (422-3554) or by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission’s web site (http://www.sec.gov).